EXHIBIT 99.1

Priority Investor Inquiries:
Chris Kettmann
chris.kettmann@dentonsglobaladvisors.com
(773) 497-7575

Priority Technology Holdings, Inc. Announces Third Quarter 2023 Financial Results
Strong Third Quarter Growth Driven by Performance Across Diverse Business Segments
ALPHARETTA, GA - November 9, 2023 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), the platform for unified commerce that delivers integrated payments and banking services at scale, today announced its third quarter 2023 financial results including strong quarter-over-quarter diversified revenue growth.
Highlights of Consolidated Results
Third Quarter 2023 Compared with Third Quarter 2022
Financial highlights of the third quarter of 2023 compared with the third quarter of 2022, are as follows:
•Revenue of $189.0 million increased 13.6% from $166.4 million
•Adjusted gross profit (a non-GAAP measure1) of $72.3 million increased 23.6% from $58.5 million
•Adjusted gross profit margin (a non-GAAP measure1) of 38.3% increased 310 basis points from 35.2%
•Operating income of $23.5 million increased 66.7% from $14.1 million
•Adjusted EBITDA (a non-GAAP measure1) of $45.0 million increased 28.2% from $35.1 million

"Building on the momentum we saw in the first half of the year, during the third quarter we continued to execute in all three segments of our business, delivering strong results in SMB Acquiring, B2B and Enterprise Payments," said Tom Priore, Chairman & CEO of Priority. "We are delivering on the promise of unified commerce with clear and sustainable financial performance, as clearly evidenced in our results throughout the tumultuous economic environments like the pandemic and today. We have invested thoughtfully in technology and built scalable operations and financial resources that will continue to outperform as market demands evolve."
(1)See "Non-GAAP Financial Measures" and the reconciliations of Adjusted Gross Profit (non-GAAP), Adjusted Gross Profit Margin (non-GAAP), and Adjusted EBITDA, to their most comparable GAAP measures provided below for additional information.

Updated Full Year 2023 Financial Guidance
Based on a combination of results for the nine month period ended September 30, 2023 and the forecasted results for the Company's fourth quarter, the Company has updated its outlook for the full year 2023 as follows:
•Revenue forecast revised to range between $755 million to $765 million, a growth rate of 14% to 15%, compared to fiscal results 2022 results
•Adjusted EBITDA (a non-GAAP measure) forecast to range between $167 million to $170 million, a growth rate of 19% to 21% compared to fiscal 2022 results
Conference Call
Priority's leadership will host a conference call on Thursday, November 9, 2023 at 11:00 a.m. EST to discuss its third quarter 2023 financial results. Participants can access the call by phone in the U.S. or Canada at (833) 636-1319 or internationally at (412) 902-4286.
The Internet webcast link and accompanying slide presentation can be accessed at https://edge.media-server.com/mmc/p/iucimqrs and will also be posted in the "Investor Relations" section of the Company's website at www.prioritycommerce.com.
An audio replay of the call will be available shortly after the conference call until November 16, 2023 at 2:00 p.m. EST. To listen to the audio replay, dial (877) 344-7529 or (412) 317-0088 and enter conference ID number 2955856. Alternatively, you may access the webcast replay in the "Investor Relations" section of the Company's website at www.prioritycommerce.com.

Non-GAAP Financial Measures
This communication includes certain non-GAAP financial measures that we regularly review to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions. We believe these non-GAAP measures help to illustrate the underlying financial and business trends relating to our results of operations and comparability between current and prior periods. We also use these non-GAAP measures to establish and monitor operational goals. However, these non-GAAP measures are not superior to or a substitute for prominent measurements calculated in accordance with GAAP. Rather, the non-GAAP measures are meant to be a complement to understanding measures prepared in accordance with GAAP.

Adjusted Gross Profit and Adjusted Gross Profit Margin
The Company's adjusted gross profit metric represents revenues less cost of revenue (excluding depreciation and amortization). Adjusted gross profit margin is adjusted gross profit divided by revenues. We review these non-GAAP measures to evaluate our underlying profit trends. The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below:

(in thousands)	Three Months Ended September 30,
	2023	2022
Revenues	$189,015	$166,417
Cost of revenue (excluding depreciation and amortization)	(116,682)	(107,958)
Adjusted gross profit	$72,333	$58,459
Adjusted gross profit margin	38.3%	35.1%
Depreciation and amortization of revenue generating assets	(3,000)	(2,629)
Gross profit	$69,333	$55,830
Gross profit margin	36.7%	33.5%

EBITDA and Adjusted EBITDA

EBITDA and adjusted EBITDA are performance measures. EBITDA is earnings before interest, income tax, and depreciation and amortization expenses ("EBITDA"). Adjusted EBITDA begins with EBITDA but further excludes certain non-cash costs, such as stock-based compensation and the write-off of the carrying value of investments or other assets, as well as debt extinguishment and modification expenses and other expenses and income items considered non-recurring, such as acquisition integration expenses, certain professional fees, and litigation settlements. We review the non-GAAP adjusted EBITDA measure to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions.

The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

(in thousands)	Three Months Ended September 30,
	2023	2022
Net loss	$(87)	$(792)
Interest expense	19,997	13,412
Income tax expense	4,328	1,691
Depreciation and amortization	17,275	17,817
EBITDA	41,513	32,128
Non-recurring gain	(166)	—
Selling, general and administrative (non-recurring)	2,114	760
Non-cash stock-based compensation	1,501	1,104
Change in the fair value of contingent consideration	—	1,072
Adjusted EBITDA	$44,962	$35,064

Further detail of certain of these adjustments, and where these items are recorded in our consolidated statements of operations, is provided below:

(in thousands)	Three Months Ended September 30,
	2023	2022
Selling, general and administrative expenses (non-recurring):
Certain legal fees	$656	$199
Professional, accounting and consulting fees	1,364	95
Other expenses, net	94	466
	$2,114	$760
Priority does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items that would be difficult to predict with reasonable accuracy. For example, stock-based compensation expense would be difficult to estimate because it depends on the Company's future hiring and retention needs, as well as the future fair market value of the Company's common stock, all of which are difficult to predict and subject to constant change. As a result, the Company does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Company's outlook.

About Priority Technology Holdings, Inc.
Priority is a solution provider in Payments and Banking as a Service operating at scale with 820k active customers across its SMB, B2B and Enterprise channels processing $118B in annual transaction volume and providing administration for $850M in average daily deposits. Priority’s purpose-built technology enables clients to collect, store, borrow and send and provides customers the acceptance and AP payment applications and Passport financial tools that best optimize their cash flow and maximize working capital. Additional information can be found at www.prioritycommerce.com.
Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as "may," "will," "should," "anticipates," "believes," "expects," "plans," "future," "intends," "could," "estimate," "predict," "projects," "targeting," "potential" or "contingent," "guidance," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, our 2023 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.
We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 23, 2023. These filings are available online at www.sec.gov or www.prioritycommerce.com.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues	$189,015	$166,417	$556,333	$486,086
Operating expenses
Cost of revenue (excludes depreciation and amortization)	116,682	107,958	353,929	320,187
Salary and employee benefits	20,129	16,384	58,286	48,231
Depreciation and amortization	17,275	17,817	53,303	52,675
Selling, general and administrative	11,423	10,178	31,328	27,027
Total operating expenses	165,509	152,337	496,846	448,120
Operating income	23,506	14,080	59,487	37,966
Other (expense) income
Interest expense	(19,997)	(13,412)	(55,461)	(37,282)
Other income, net	732	231	1,319	311
Total other expense, net	(19,265)	(13,181)	(54,142)	(36,971)
Income before income taxes	4,241	899	5,345	995
Income tax expense	4,328	1,691	6,550	1,833
Net loss	(87)	(792)	(1,205)	(838)
Less: Dividends and accretion attributable to redeemable senior preferred stockholders	(12,192)	(9,466)	(35,252)	(26,415)
Net loss attributable to common stockholders	(12,279)	(10,258)	$(36,457)	$(27,253)
Other comprehensive loss
Foreign currency translation adjustments	(65)	—	(34)	—
Comprehensive loss	$(12,344)	$(10,258)	$(36,491)	$(27,253)

Loss per common share:
Basic and diluted	$(0.16)	$(0.13)	$(0.47)	$(0.35)

Weighted-average common shares outstanding:
Basic and diluted	78,381	77,984	78,270	78,392

Priority Technology Holdings, Inc.
Unaudited Consolidated Balance Sheets

(in thousands)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$24,595	$18,454
Restricted cash	13,890	10,582
Accounts receivable, net of allowances	61,134	78,113
Prepaid expenses and other current assets	13,274	11,832
Current portion of notes receivable, net of allowance	1,561	1,471
Settlement assets and customer/subscriber account balances	712,170	532,018
Total current assets	826,624	652,470
Notes receivable, less current portion	3,616	3,191
Property, equipment and software, net	41,851	34,687
Goodwill	375,794	369,337
Intangible assets, net	285,490	288,794
Deferred income taxes, net	18,879	16,447
Other noncurrent assets	11,145	8,437
Total assets	$1,563,399	1,373,363
Liabilities, Redeemable Senior Preferred Stock and Stockholders' Deficit
Current liabilities:
Accounts payable and accrued expenses	$56,107	$51,864
Accrued residual commissions	31,023	35,979
Customer deposits and advance payments	6,634	2,618
Current portion of long-term debt	6,200	6,200
Settlement and customer/subscriber account obligations	710,068	533,340
Total current liabilities	810,032	630,001
Long-term debt, net of current portion, discounts and debt issuance costs	616,781	598,926
Other noncurrent liabilities	18,545	11,643
Total noncurrent liabilities	635,326	610,569
Total liabilities	1,445,358	1,240,570
Redeemable senior preferred stock, net of discounts and issuance costs	252,923	235,579
Stockholders' deficit:
Preferred stock	—	—
Common stock	77	76
Treasury stock, at cost	(12,577)	(11,559)
Additional paid-in capital	—	9,650
Accumulated other comprehensive loss	(34)	—
Accumulated deficit	(123,714)	(102,208)
Total stockholders' deficit attributable to stockholders of PRTH	(136,248)	(104,041)
Non-controlling interest	1,366	1,255
Total stockholders' deficit	(134,882)	(102,786)
Total liabilities, redeemable senior preferred stock and stockholders' deficit	$1,563,399	$1,373,363

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net loss	$(1,205)	$(838)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of assets	53,303	52,675
Stock-based compensation	5,183	4,204
Amortization of debt issuance costs and discounts	2,812	2,613
Deferred income tax	(2,432)	(3,567)
Change in contingent consideration	906	—
Other non-cash items, net	(169)	(154)
Change in operating assets and liabilities:
Accounts receivable	17,931	(11,265)
Prepaid expenses and other current assets	(2,630)	(2,575)
Income taxes (receivable) payable	498	1,003
Notes receivable	(668)	569
Accounts payable and other accrued liabilities	302	13,711
Customer deposits and advance payments	3,802	(1,910)
Other assets and liabilities, net	(4,953)	(3,908)
Net cash provided by operating activities	72,680	50,558
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(28,182)	—
Additions to property, equipment and software	(15,268)	(11,380)
Notes receivable, net	151	(3,250)
Acquisitions of assets and other investing activities	(7,925)	(6,465)
Net cash used in investing activities	(51,224)	(21,095)
Cash flows from financing activities:
Debt issuance and modification costs paid	(807)	—
Repayments of long-term debt	(4,650)	(4,650)
Borrowings under revolving credit facility	44,000	23,000
Repayments of borrowings under revolving credit facility	(23,500)	(32,000)
Repurchases of Common Stock and shares withheld for taxes	(1,018)	(4,674)
Dividends paid to redeemable senior preferred stockholders	(17,908)	(11,478)
Settlement and customer/subscriber accounts obligations, net	165,610	25,695
Payment of contingent consideration related to business combination	(4,698)	(3,992)
Net cash provided by (used in) financing activities	157,029	(8,099)
Net change in cash and cash equivalents and restricted cash:
Net increase in cash and cash equivalents, and restricted cash	178,485	21,364
Cash and cash equivalents and restricted cash at beginning of period	560,610	518,093
Cash and cash equivalents and restricted cash at end of period	$739,095	$539,457

Reconciliation of cash and cash equivalents, and restricted cash:
Cash and cash equivalents	$24,595	$12,707
Restricted cash	13,890	11,624
Cash and cash equivalents included in settlement assets and customer/subscriber account balances	700,610	515,126
Total cash and cash equivalents, and restricted cash	$739,095	$539,457

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
SMB Payments:
Revenue	$140,109	$139,892	$442,937	$412,357
Operating expenses	128,288	126,445	407,563	372,429
Operating income	$11,821	$13,447	$35,374	$39,928
Operating margin	8.4%	9.6%	8.0%	9.7%
Depreciation and amortization	$9,858	$11,040	$31,473	$32,844
Key indicators:
Merchant bankcard processing dollar value	$14,150,995	$15,098,450	$44,483,491	$44,577,857
Merchant bankcard transaction count	178,721	165,796	522,470	476,084
B2B Payments:
Revenue	$13,748	$4,868	$19,505	$16,088
Operating expenses	13,670	4,651	20,295	14,799
Operating income (loss)	$78	$217	$(790)	$1,289
Operating margin	0.6%	4.5%	(4.1)%	8.0%
Depreciation and amortization	$772	$295	$1,024	$441
Key indicators:
B2B issuing dollar volume	$221,456	$214,085	$636,361	$597,665
B2B issuing transaction count	267	247	829	683
Enterprise Payments:
Revenue	$35,158	$21,657	$93,891	$57,641
Operating expenses	13,819	12,345	43,810	38,137
Operating income	$21,339	$9,312	$50,081	$19,504
Operating margin	60.7%	43.0%	53.3%	33.8%
Depreciation and amortization	$6,154	$6,203	$19,557	$18,599
Key indicators:
Average billed clients	590,578	387,384	525,274	364,766
Average new enrollments	56,269	37,746	51,864	29,813

Operating income of reportable segments	$33,238	$22,976	$84,665	$60,721
Less: Corporate expense	(9,732)	(8,896)	(25,178)	(22,755)
Consolidated operating income	$23,506	$14,080	$59,487	$37,966
Corporate depreciation and amortization	$491	$279	$1,249	$791